UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 23, 2016

BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4505 Emperor Blvd., Suite 200, Durham, North Carolina 27703
(Address of Principal Executive Offices) (Zip Code)

(919) 859-1302
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 23, 2016, BioCryst Pharmaceuticals, Inc. issued a news release announcing recent corporate developments and its financial results for the year ended December 31, 2015, which also referenced a conference call and webcast to discuss these recent corporate developments and financial results. A copy of the news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The information furnished on Exhibit 99.1 is incorporated by reference under this Item 7.01 as if fully set forth herein.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated February 23, 2016 entitled “BioCryst Reports Fourth Quarter and Full Year 2015 Financial Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Date: February 23, 2016	By:	/s/ Alane Barnes
Name: Alane Barnes
Title: Vice President, General Counsel, and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 23, 2015 entitled “BioCryst Reports Fourth Quarter and Full Year 2015 Financial Results”